SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 17, 2003

                          MERRILL LYNCH DEPOSITOR, INC.
                  (on behalf of INDEXPLUS Trust Series 2003-1)
             (Exact name of registrant as specified in its charter)


     Delaware                         333-88166-10            13-3891329
(State or other jurisdiction of    (Commission File        (I.R.S Employer
   incorporation)                       Number)           Identification No.)


       World Financial Center
          New York, New York                               10281
(Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (212) 449-1000

INFORMATION TO BE INCLUDED IN REPORT

Item 1.    Changes in Control of Registrant

                  Not Applicable.

Item 2.    Acquisition or Disposition of Assets

                  Not Applicable.

Item 3.    Bankruptcy or Receivership

                  Not Applicable.

Item 4.    Changes in Registrant's Certifying Accountant

                  Not Applicable.

Item 5.    Other Events

                  On December 17, 2003 INDEXPLUS Trust Series 2003-1, for which Merrill Lynch Depositor, Inc. (the "Depositor") acted as depositor, issued 1,500,000 Trust Certificates.

                  In connection therewith, the Depositor entered into an INDEXPLUS Trust Certificates Series 2003-1 Series Supplement, dated as of December 17, 2003, by and between the Depositor and The Bank of New York, as successor to United States Trust Company of New York, as trustee (the "Trustee") and securities intermediary (the "Securities Intermediary"), which amends and supplements the Standard Terms for Trust Agreements, dated as of February 20, 1998, by and between the Depositor and the Trustee and Securities Intermediary.

Item 6.    Resignation of Registrant's Directors

                  Not Applicable.

Item 7.    Financial Statements and Exhibits

                  (a) Financial statements of businesses acquired.

                      Not Applicable.

                  (b) Pro forma financial information.

                      Not Applicable.

                  (c) Exhibits.

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated December 11, 2003.

4.2 INDEXPLUS Trust Certificates Series 2003-1 Series Supplement, dated as of December 17, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.

Item 8.           Change in Fiscal Year

                  Not Applicable.

Item 9.           Sales of Equity Securities Pursuant to Regulation S

                  Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            MERRILL LYNCH DEPOSITOR, INC.


Date:  December 17, 2003                    By: /s/ Barry N. Finkelstein
                                                -------------------------
                                                Name:  Barry N. Finkelstein
                                                Title: President

                                INDEX TO EXHIBITS


Exhibit No.                              Description
-----------                              -----------

1.2 Terms Agreement between Merrill Lynch Depositor, Inc. and Merrill Lynch, Pierce, Fenner & Smith, Incorporated dated December 11, 2003.

4.2 INDEXPLUS Trust Certificates Series 2003-1 Series Supplement, dated as of December 17, 2003, between Merrill Lynch Depositor, Inc. and The Bank of New York, as trustee and as securities intermediary.